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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
August Technology Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
to be held
April 30, 2003

TO THE SHAREHOLDERS OF AUGUST TECHNOLOGY CORPORATION:

        The 2003 Annual Meeting of Shareholders (the "Annual Meeting") of August Technology Corporation (the "Company") will be held at the Company's world headquarters at 4900 West 78th Street, Bloomington, Minnesota at 3:30 p.m. on Wednesday, April 30, 2003, for the following purposes:

  1.
  To set the number of members of the Board of Directors at five (5).

  2.
  To elect two (2) Class III Directors.

  3.
  To approve an amendment to the Company's 1997 Stock Option Plan to increase the shares reserved under the Plan from 2,650,000 to 3,050,000.

  4.
  To ratify the appointment of KPMG LLP as independent auditors.

  5.
  To take action on any other business that may properly come before the meeting or any adjournment thereof.

        Accompanying this Notice of Annual Meeting is a Proxy Statement, form of Proxy and the Company's 2002 Annual Report.

        Only shareholders of record as shown on the books of the Company at the close of business on March 6, 2003 will be entitled to vote at the Annual Meeting or any adjournment thereof. Each shareholder is entitled to one vote per share on all matters to be voted on at the Annual Meeting.

        You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please sign, date and mail the enclosed form of Proxy in the return envelope provided as soon as possible. Your cooperation in promptly signing and returning your Proxy will help avoid further solicitation expense to the Company.

BY ORDER OF THE BOARD OF DIRECTORS
March 21, 2003	Jeff L. O'Dell
Bloomington, Minnesota	Chairman and Chief Executive Officer

AUGUST TECHNOLOGY CORPORATION

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
to be held
April 30, 2003

        The accompanying Proxy is solicited by the Board of Directors of August Technology Corporation (the "Company") for use at the Annual Meeting of Shareholders (the "Annual Meeting") of the Company to be held on April 30, 2003, at the location and for the purposes set forth in the Notice of Annual Meeting of Shareholders, and at any adjournments thereof.

        The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of the Company's Common Stock, will be borne by the Company. Directors, Executive Officers and regular employees of the Company may, without compensation other than their regular remuneration, solicit proxies personally or by telephone. Directors is defined as current members of the Board of Directors, and Executive Officers is defined as all Board or shareholder elected officers, the President, and all vice presidents or equivalents.

        Any shareholder giving a Proxy may revoke it any time prior to its use at the Annual Meeting by giving written notice of such revocation to the Secretary or other Board elected officer of the Company or by filing a later-dated written Proxy with a Board elected officer of the Company. Personal attendance at the Annual Meeting is not, by itself, sufficient to revoke a Proxy unless written notice of the revocation or a later-dated Proxy is delivered to a Board elected officer of the Company before the Proxy to be revoked or superseded is used at the Annual Meeting. Proxies will be voted as specified by the shareholders.

        The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote shall constitute a quorum for the transaction of business. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the Annual Meeting for purposes of calculating the vote with respect to such matter. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. An abstention as to any proposal will, therefore, have the same effect as a vote against the proposal. Proxies which are signed but which lack any such specification will be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein.

        The mailing address of the principal executive office of the Company is 4900 West 78th Street, Bloomington, Minnesota 55435. The Company expects that this Proxy Statement, the related Proxy and Notice of Meeting will first be mailed to shareholders on approximately March 27, 2003.

OUTSTANDING SHARES AND VOTING RIGHTS

        The Board of Directors of the Company has fixed the close of business on March 6, 2003 (the "Record Date") as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on the Record Date will not be allowed to vote at the Annual Meeting. At the close of business on the Record Date, 13,163,592 shares of the Company's Common Stock were issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the Annual Meeting. Holders of Common Stock are not entitled to cumulative voting rights.

PRINCIPAL SHAREHOLDERS AND MANAGEMENT SHAREHOLDINGS

        The following table presents the number of shares of the Company's Common Stock owned on March 6, 2003 by all persons who are beneficial owners of more than five percent of the Company's Common Stock, the Company's directors and nominees, the Executive Officers identified in the Summary Compensation Table included elsewhere in this Proxy Statement and all current directors and Executive Officers as a group.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)(2)	Of Shares Beneficially Owned, Amount that May be Acquired Within 60 Days by Option Exercise	Percent of Outstanding Shares(2)
Jeff L. O'Dell(3)	1,340,646	7,500	10.2
David M. Brooks	51,000	51,000	*
Scott A. Gabbard	50,392	50,392	*
David L. Klenk	160,896	160,896	1.2
John M. Vasuta	91,806	87,484	*
James A. Bernards(4)	370,452	22,952	2.8
Roger E. Gower	60,452	60,452	*
Michael W. Wright	45,382	45,382	*
Linda Whitman	17,741	17,741	*
Thomas C. Verburgt(3)(5)	691,825	5,500	5.3
Mark R. Harless(3)	1,176,865	5,500	8.9
ESI Investment Company(6)	785,800	—	6.0
Wellington Trust Company, NA(7)	857,100	—	6.5
RS Investment Management(8)	903,400	—	6.9
J.P. Morgan Chase & Co.(9)	909,642	—	6.9
State Street Research & Management Company(10)	1,280,200	—	9.7
Wellington Management Company, LLP(11)	1,825,000	—	13.9
All current directors and Executive Officers as a group (12 persons)(12)	2,291,093	595,093	16.7

*
Less than one percent.

(1)
Unless otherwise indicated, each person named or included in the group has sole power to vote and sole power to direct the disposition of all shares listed as beneficially owned.

(2)
Amounts include shares, which are not currently outstanding but are deemed beneficially owned because of the right to acquire them pursuant to options exercisable either currently or within 60 days after March 6, 2003. Pursuant to such SEC rules, shares deemed beneficially owned by virtue of an individual's right to acquire them are also treated as outstanding when calculating the percent of the class owned by such individual and when determining the percent owned by any group in which the individual is included.

(3)
The address for Jeff L. O'Dell, Thomas C. Verburgt and Mark R. Harless is c/o August Technology Corporation, 4900 West 78th Street, Bloomington, Minnesota 55435.

(4)
Includes 150,000 shares held by Brightstone Fund 8 L.P. (the "Brightstone Fund") and 175,000 shares held by Dougherty Summit Opportunity Fund I (the "Dougherty Fund"). Mr. Bernards is the President of BS Cap, LLC which does business as Brightstone Capital, which manages the Brightstone Fund and the Dougherty Fund; provided, however, pursuant to agreements, Mr. Bernards has no control over the voting or disposition of the shares held by either the Brightstone Fund or Dougherty Fund.

(5)
Includes 234,567 shares held by Mr. Verburgt's spouse and 91,286 shares held in a trust for Mr. Verburgt's spouse, of which trust she is a trustee.

(6)
ESI Investment Company ("ESI") has sole power to vote or direct the vote and dispose or direct the disposition of all of the shares, which authority has been designated to Peter Peterson, President of ESI. ESI is located at 6111 Blue Circle Drive, Minnetonka, Minnesota 55353. The Company has relied on information contained in a Schedule 13G as of December 31, 2002 which was filed with the Securities and Exchange Commission on February 11, 2003 by ESI and other information made available to the Company.

(7)
Wellington Trust Company, NA ("WTC") has shared power to vote or direct the vote and dispose or direct the disposition of all of the shares, which shares are held by clients of WTC. WTC is located at 75 State Street, Boston, Massachusetts 02109. The Company has relied on information contained in a Schedule 13G as of December 31, 2002 which was filed with the Securities and Exchange Commission on February 12, 2003 by WTC.

(8)
RS Investment Management Co. LLC ("RS LLC") has shared power to vote or direct the vote and dispose or direct the disposition of all of the shares. RS Investment Management, L.P. ("RS LP") has shared power to vote or direct the vote and dispose or direct the disposition for 839,200 of the shares and has no power to vote or direct the vote and dispose or direct the disposition of the remaining shares. G. Randall Hecht ("Mr. Hecht") has shared power to vote or direct the vote and dispose or direct the disposition of all of the shares. RS LLC is a Delaware Limited Liability Company and is the holding company and general partner of RS LP. RS LP is a California Limited Partnership and is a registered investment adviser. Mr. Hecht is a control person of RS LLC and RS LP. The Company has relied on information contained in a Schedule 13G as of December 31, 2002 which was filed with the Securities and Exchange Commission on February 14, 2003 by RS LLC, RS LP and Mr. Hecht.

(9)
J.P. Morgan Chase & Co. ("Morgan Chase") has sole power to dispose or direct the disposition for 906,442 of the shares and shared power to dispose or direct the disposition for 3,200 of the shares. Morgan Chase has the sole power to vote or direct the vote for 768,702 of the shares and has no power to vote or direct the vote of the remaining shares. Morgan Chase is located at 270 Park Avenue, New York, New York 10017. The Company has relied on information contained in a Schedule 13G as of December 31, 2002 which was filed with the Securities and Exchange Commission on February 12, 2003 by Morgan Chase and its wholly owned subsidiaries, JP Morgan Chase Bank and J.P. Morgan Investment Management, Inc.

(10)
State Street Research & Management Company ("State Street") has sole power to vote or direct the vote and dispose or direct the disposition of all of the shares, which shares are held by clients of State Street. State Street is located at One Financial Center, 30th Floor, Boston, Massachusetts 02111-2690. The Company has relied on information contained in a Schedule 13G as of

  December 31, 2002 which was filed with the Securities and Exchange Commission on February 14, 2003 by State Street.

(11)
Wellington Management Company, LLP ("WMC") has shared power to dispose or direct the disposition of all of the shares. WMC has shared power to vote or direct the vote for 1,159,100 of the shares and has no power to vote or direct the vote of the remaining shares. The shares are held by clients of WMC. WMC is located at 75 State Street, Boston, Massachusetts 02109. The Company has relied on information contained in a Schedule 13G as of December 31, 2002 which was filed with the Securities and Exchange Commission on February 12, 2003 by WMC and its wholly owned subsidiary and a bank, Wellington Trust Company, NA.

(12)
See note (4).

Equity Compensation Plan Information

        The following table provides information about shares of the Company's Common Stock that may be issued under the Company's equity compensation plans, as of December 31, 2002:

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted- average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)	1,795,088	$7.30	249,446
Equity compensation plans not approved by security holders	—	—	—

Total	1,795,088	$7.30	249,446

(1)
Includes options under the August Technology 1997 Stock Option Plan

ELECTION OF DIRECTORS
(Proposals #1 and #2)

        The Bylaws of the Company provide that the number of directors shall be the number set by the shareholders, which shall be not less than three (3) nor more than nine (9). The Board of Directors recommends that the number of directors be set at five (5), the number of directors currently on the Board. At the last Annual Meeting, the shareholders approved the number of directors at seven (7); however, two of the seats have remained open since the resignations of Mark R. Harless and Thomas C. Verburgt.

        The Bylaws also provide for the election of three classes of directors with terms staggered so as to require the election of only one class of directors each year. Only directors who are members of Class III will be elected at the Annual Meeting. The Governance and Nominating Committee of the Board of Directors nominates James A. Bernards and Roger E. Gower for reelection as Class III directors of the Company. If elected, Mr. Bernards and Mr. Gower will each serve a three year term as Class III directors and until their successors are duly elected and qualified. The Class I and Class II directors will continue serving until 2004 and 2005, respectively.

        The Bylaws under Section 3.2 provide that between annual meetings of the shareholders the Board of Directors may increase the authorized number of directors to no more than nine (9). It is the intention of the Governance and Nominating Committee to ultimately return to a Board numbering seven (7) directors. As a result, new candidates will be presented to the Board under the terms of the Bylaws for election. The Bylaws require that if the number of directors is changed that any increase shall be apportioned by the Board of Directors among the classes so as to maintain, as nearly as possible, an equal number of directors in each class; thus, should a first director be added, such director will be seated in Class II. The Bylaws further require that if the number of directors is changed, any increase that makes it impossible to maintain an equal number of directors in each class, the director causing the increase shall be allocated to the class with the longest term; thus should a second director be added, such director will be seated in Class III.

        In the absence of other instruction, the Proxies will be voted for setting the number of directors at five (5) and for each of the Class III nominees. If, prior to the Annual Meeting, it should become known that either Mr. Bernards or Mr. Gower will be unable to serve as a director after the Annual Meeting by reason of death, incapacity or other unexpected occurrence, the Proxies may be voted for such substitute nominee as selected by the Board of Directors. Alternatively, the Proxies may, at the Board's discretion, be voted for such fewer number of nominees as results from such death, incapacity or other unexpected occurrence. The Board of Directors has no reason to believe that either Mr. Bernards or Mr. Gower will be unable to serve.

        Under applicable Minnesota law, setting the number of directors at five (5) and the election of each of the Class III nominees requires the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter, provided that such majority must be greater than 25% of the Company's outstanding shares.

        Following is current information about the Class III nominees and all other current directors of the Company whose terms will continue.

Name	Age	Position with the Company	Class/ Term Expires	Director Since
Jeff L. O'Dell	42	Chief Executive Officer and Director	I - 2004	1994
Michael W. Wright	55	Director	I - 2004	2000
Linda Whitman	54	Director	II - 2005	2002
James A. Bernards	56	Director	III - 2003	1998
Roger E. Gower	61	Director	III - 2003	1998

        Jeff L. O'Dell co-founded the Company in 1992 and has served as its Chief Executive Officer since 1992 and Chairman of the Board since 1994, and also served as its President from 1992 to 2001. From August 1987 to August 1992, Mr. O'Dell was Director of Sales and Marketing for MicroVision Corporation, which develops and manufactures robotic and inspection systems. From February 1985 to August 1987, Mr. O'Dell was a Field Applications Engineer for Cognex Corporation, which designs, develops and markets machine vision systems that are used to automate a wide range of manufacturing processes. From March 1984 to February 1985, Mr. O'Dell served as a Systems Analyst for Control Data Corporation.

        Michael W. Wright has been Chief Operating Officer of Entegris, Inc., a supplier to semiconductor manufacturers, since May of 2002. Prior to that time, beginning in January of 2001, Mr. Wright was President of the microelectronics group of Entegris, Inc. Prior to that time, beginning in 1998, he was Senior Vice President of Corporate Marketing of Entegris, Inc. From 1996 to 1998, Mr. Wright was Vice President and General Manager of Integrated Solutions, Inc., a lithography supplier. From 1995 to 1996, he was Director of International Design Corporation. Mr. Wright is also the founder of Wright Williams and Kelly, and a graduate of the U.S. Navy Nuclear Power Program.

        Linda Whitman has been Chief Executive Officer of QuickMedX, a medical services company, since May of 2002. Prior to that, Ms. Whitman was President of Ceridian Performance Partners from 1996 to 2000, and Vice President of Ceridian's Business Integration from 1995 to 1996. From 1980 to 1995, Ms. Whitman held various positions at Honeywell including Vice President of Consumer Business Group; Director of Home Systems; Director of Marketing for HVAC Commercial Controls; Director of Customer Service, Traffic and Distribution; Director of Information Technology; International Market Manager; and Strategic Marketing Manager. Since 1999, Ms. Whitman has served on the Ninth District Federal Reserve Bank Board. She currently also serves as a director of two other public companies, Health Fitness Corporation, and MTS Systems Corporation, as well as for several private companies.

        James A. Bernards is currently President of Facilitation, Inc., a business consulting services company, and President of BS Cap, LLC doing business as Brightstone Capital, a venture capital fund manager. Mr. Bernards was co-founder and President of the accounting firm of Stirtz, Bernards & Co. from May 1981 to June 1993. He currently serves as a Director of three public companies, Health Fitness Corporation, Entegris, Inc., and FSI International, Inc., and several private companies.

        Roger E. Gower has been Chairman of the Board, President, Chief Executive Officer and Director of Micro Component Technology, Inc. since April 1995. Prior to that time, Mr. Gower was employed by Datamedia Corporation of Nashua, New Hampshire, a network and PC security software development company, where he served as President and Chief Executive Officer since 1991. Prior to 1991, he was President and Chief Executive Officer of Intelledix, Inc., a Corvallis, Oregon-based manufacturer of robotic and automation systems for the semiconductor and disk drive manufacturing industries.

Board and Committee Meetings

        During the year ended December 31, 2002, the Board of Directors held five (5) regularly scheduled meetings, and three (3) special meetings. Messrs. O'Dell, Bernards, Gower and Wright were members of the Board of Directors for all of 2002, while Ms. Whitman was elected in March of 2002, and Messrs. Harless, Slye and Verburgt left the Board of Directors during 2002. Each director attended at least 85% of the aggregate of the total number of meetings of the Board of Directors and all committees of the Board on which he/she served. The Board of Directors has three standing committees, an Audit Committee, a Compensation Committee, and a Governance and Nominating Committee.

        The Audit Committee recommends to the Board of Directors the selection of independent accountants and reviews the activities and reports of the independent accountants as well as the internal accounting controls of the Company. The Audit Committee is comprised of Roger E. Gower, James A. Bernards and Michael W. Wright all of whom are non-employee independent members of the Board. During 2002, the Audit Committee held six (6) meetings.

        The Compensation Committee recommends the compensation for Executive Officers of the Company. During 2002, the Compensation Committee was comprised of James A. Bernards and Roger E. Gower for the entire year, and Brad D. Slye for the first quarter of 2002 and Linda Whitman for the second, third and fourth quarters of 2002. During 2002, the Compensation Committee held five (5) meetings.

        The Governance and Nominating Committee was created in February 2003, which Committee is initially comprised of James A. Bernards, Roger E. Gower, Linda Whitman and Michael W. Wright, all of whom are non-employee independent members of the Board. In accordance with its written charter adopted by the Board of Directors, the Governance and Nominating Committee assists the Board of Directors with fulfilling its responsibility regarding any matters relating to corporate governance including selection of candidates for the Company's Board of Directors.

Compensation of Directors

        Pursuant to the Company's 1998 Board of Directors Compensation Plan (the "1998 Compensation Plan"), the Board or a committee has broad power to award directors compensation in the form of options or cash payments. Effective January 1, 2002, the Board of Directors amended the 1998 Compensation Plan to provide for the grant of an option to purchase 15,000 shares of the Company's Common Stock to a new director upon election to the Board of Directors, which option is exercisable to the extent of one-third of the shares immediately and on each of the first two anniversary dates. Each director receives an option to purchase 5,000 shares of the Company's Common Stock upon completion of each year of service, which option is exercisable immediately. In addition, directors receive a $500 fee (the "Attendance Fee") for attendance in person or by teleconference at each regularly scheduled Board meetings not to exceed five per year but not for attendance at any special meetings or any committee meetings. Further, each director receives a $500 stipend per month (the "Guidance Fee") for providing guidance to the Company on an as needed basis. Prior to the beginning of each calendar year, each director may elect to receive the Attendance and Guidance Fees described above either as 100% cash, 50% in options and 50% in cash, or 100% in options, the number of options to be granted are calculated at a multiple of two times the cash payment to be received divided by the Company's Common Stock price on the grant date.

Report of Audit Committee

        The Board of Directors maintains an Audit Committee comprised of three of the Company's outside directors, namely Roger E. Gower, James A. Bernards, and Michael W. Wright. The Board of Directors and the Audit Committee believe that the Audit Committee's member composition during 2002 and currently satisfies the rule of the National Association of Securities Dealers, Inc. ("NASD") that governs audit committees, Rule 4310(c)(26)(B)(i), including the requirement that audit committee members all be "independent directors" as that term is defined by NASD Rule 4200(a)(15).

        In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

  (1)
  reviewed and discussed the audited financial statements with management;

  (2)
  discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards No. 61; and

  (3)
  reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board's Standard No.1, and discussed with the independent auditors any relationships that may impact their objectivity and independence.

        On February 7, 2003, the Board of Directors amended the written charter of the Audit Committee, which is attached as Appendix I. The Audit Committee under amended written charter remains responsible for the following:

  (1)
  monitoring the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance;

  (2)
  monitoring the independence and performance of the Company's external auditors;

  (3)
  providing an avenue of communication among the external auditors, management, and the Board of Directors; and

  (4)
  the Committee shall select, or nominate for selection by the Board and/or shareholders, the Company's external auditors.

The Committee must include at least three independent directors. Committee members shall have at the time of their appointment to the Committee: (1) knowledge of the primary industries in which the Company operates; (2) the ability to read and understand fundamental financial statements, including the Company's balance sheet, income statement, statement of cash flow, and key performance indicators; and (3) the ability to understand key business and financial risks and related controls and control processes. In addition, at least one member of the Committee, preferably the chairperson, shall be an "audit committee financial expert."

        Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, as filed with the Securities and Exchange Commission.

Members of the Audit Committee Roger E. Gower, Chair James A. Bernards Michael W. Wright

Compensation Committee Report on Executive Compensation

        Compensation Committee Interlocks and Insider Participation.    The Compensation Committee of the Board of Directors of the Company is composed of three of the Company's outside directors, namely James A. Bernards, Roger E. Gower and Linda Whitman. Ms. Whitman joined the Committee on April 12, 2002 replacing Brad D. Slye. None of the members of the Committee is or ever has been an employee or officer of the Company.

        Overview and Philosophy.    In accordance with its written charter adopted by the Board of Directors, the Compensation Committee assists the Board of Directors with fulfilling its responsibility regarding compensation and benefits. The purpose of the Committee is to review and make recommendations to the Board regarding all forms of compensation and benefits to be provided to the Executive Officers of the Company and its Board, as well as to give oversight to bonus plans, incentives, and benefit plans for all employees and consultants. The Board has delegated to the Compensation Committee the full authority to approve stock option grants for all employees except Executive Officers. The Compensation Committee has delegated, to Board elected officers, its authority to approve new hire stock options for new hires that are not Executive Officers and have a base salary of less than $90,000 where the grants fit within a defined matrix, the highest level of which allows for no more than 3,500 options per grant.

        The Compensation Committee's executive compensation policies are designed to enhance the financial performance of the Company, and thus shareholder value, by aligning the financial interests of the Company's Executive Officers with those of the Company's shareholders. Compensation of the Company's Executive Officers is comprised of four parts: base salary, annual incentive bonuses, fringe benefits and long-term incentives in the form of stock options.

        The Compensation Committee strives to reward the Company's Executive Officers by focusing compensation on performance of the Company. This is accomplished by reviewing, prior to each year, an executive compensation study of comparable, publicly held, high technology companies and structuring the executive compensation at less than 100% of median base salary defined in the study, while the Board of Directors uses incentive bonuses at its discretion to reward the Executive Officers if the Company's performance meets or exceeds its targets when adjusted for competitor and industry performance such that overall compensation exceeds the median annual incentive bonuses defined in the study. In 2002, the Company had an Annual Incentive Plan (the "AIP"), as described under "Bonuses" below; however, no payouts occurred under the AIP and instead the Board of Directors awarded stock options for the Company's year-over-year revenue growth performance exceeding its competitors and overall industry performance. For 2003, no AIP or like bonus plan is yet in place. In addition, long-term incentives are based on stock performance through stock options under the Company's 1997 Stock Option Plan (the "1997 Option Plan"). The Compensation Committee believes that stock ownership by the Company's Executive Officers is beneficial in aligning management's and shareholders' interests in the enhancement of shareholder value. Overall, the Compensation Committee believes this philosophy and structure relating to base salaries, annual incentives and long-term stock options is in the best interests of the Company's shareholders.

        Base Salaries.    As a result of the Compensation Committee's philosophy and its regular updating or review of the study, the Compensation Committee believes that the base salaries of the Company's Executive Officers for 2002 are generally comparable to or slightly lower than base salaries of Executive Officers of comparable, publicly held, high technology companies. However, because the Compensation Committee desires to recruit, motivate and retain highly motivated Executive Officers, the Executive Officers also have the opportunity to earn bonuses as described below.

        Bonuses.    The Board of Directors had in 2002 implemented an AIP for its Executive Officers, based on the overall performance of the Company, while maintaining the discretion to approve other performance incentives such as for exceptional circumstances such as significant out performance of its competitors and the microelectronics market when economic conditions in the semiconductor and microelectronics capital equipment markets are less than forecasted. The AIP in 2002 was based upon clearly set performance targets. The Executive Officers thus had the opportunity to earn bonuses, if certain Company financial performance goals were met, payable in either fifty percent (50%) cash and fifty percent (50%) stock options, or all stock options, at the election of the Executive Officer. Jeff L. O'Dell typically takes his entire annual incentives in cash because he owns a significant number of shares of the Company's Common Stock and so already has an interest aligned with shareholders, although he did receive a grant of 10,000 options in July 2002 as a reward for Company performance. Bonuses received under the 2002 AIP would have entitled bonus recipients receiving any portion of their cash bonus as stock options to receive options to purchase that number of shares which equals the product of the cash amount divided by the fair market value of a share of the Company's Common Stock, as of the date of grant, multiplied by three. In 2002, the Company's performance targets were not met in light of the significant downturn in the semiconductor and microelectronics industries; however, the Company's year over year revenues outperformed its competitors based upon industry data, so the Compensation Committee and Board of Directors used its discretion to award bonuses comprised of stock options only. For 2003, no specific AIP has yet been approved by the Board of Directors.

        Stock Options and Other Incentives.    The Company's stock option program is the Company's long-term incentive plan for Executive Officers and key employees. The objectives of the program are to align the Executive Officer and shareholder long-term interests by creating a strong and direct link between executive pay and shareholder return and to enable executives to develop and maintain a significant, long-term ownership position in the Company's Common Stock.

        The Company's 1997 Option Plan authorizes the Compensation Committee to award stock options to Executive Officers and other employees. Stock options are generally granted at hiring and from time to time thereafter for exceptional performance, with an option price equal to the fair market value of the Company's Common Stock on the date of grant and vesting periods from immediately to five years. The amount of stock options awarded is generally a function of the recipient's salary and position in the Company. The Company has not granted a significant number of stock options to Jeff L. O'Dell, because he owns a significant number of shares of the Company's Common Stock and so already has an interest aligned with shareholders. Awards are intended to be generally competitive with other companies of comparable size and complexity, although the Compensation Committee has not conducted any thorough comparative analysis.

        Benefits.    The Company provides medical and other insurance benefits to its Executive Officers which are generally available to all Company employees. The Company has a 401(k) plan in which all qualified employees, including the Executive Officers, may participate. The amounts of perquisites allowed to Executive Officers, as determined in accordance with rules of the Securities and Exchange Commission, did not exceed 10% of salary in 2002.

        Chief Executive Officer Compensation.    Jeff L. O'Dell served as the Company's Chief Executive Officer in 2002. His compensation was determined in accordance with the policies described above as applicable to all Executive Officers. His base salary was increased from $185,000 in 2000 to $203,000 at the beginning of 2001 but thereafter reduced by ten percent to $182,000 in the first quarter of 2001 as part of the Company's cost reductions in light of the industry downturn. Mr. O'Dell's salary was returned on January 1, 2002 to $203,000; however, no other increases were implemented for 2002 due to the continuing industry downturn. The Board of Directors approved 2002 increases, including an increase for Mr. O'Dell to $222,500, if and when industry conditions improve. On January 1, 2003, Mr. O'Dell's salary was increased to the 2002 level of $222,500 although no 2003 increase was implemented. Mr. O'Dell received a bonus of $134,943 in 2000, $35,000 in 2001, and none in 2002 due to industry conditions.

        Summary.    Aggregate Executive Officer compensation increased in 2002 and the Company awarded stock options to Executive Officers, because they assisted the Company in having year-over-year revenue growth that outperformed the semiconductor and microelectronic capital equipment markets in 2002. The Compensation Committee intends to continue its policy of paying relatively moderate base salaries, basing bonuses on individual and Company performance and granting options to provide long-term incentive.

Members of the Compensation Committee James A. Bernards, Chair Roger E. Gower Linda Whitman

Governance and Nominating Committee Report

        The Governance and Nominating Committee of the Board of Directors of the Company was created on February 7, 2003 and is initially composed of all non-employee independent members of the Board of Directors, namely James A. Bernards, Roger E. Gower, Linda Whitman, and Michael W. Wright. In accordance with its written charter adopted by the Board of Directors, the Governance and Nominating Committee assists the Board of Directors with fulfilling its responsibility regarding any matters relating to corporate governance including selection of candidates for the Company's Board of Directors. Its duties shall include oversight of the following: Principles of Corporate Governance by which the Company and the Board shall be governed; the codes of ethical conduct and legal compliance by which the Company and its directors, Executive Officers, employees and agents will be governed; policies for evaluation of the Board and the chairperson; policies for election and reelection of Board members; and policies for succession planning for the Chief Executive Officer and Board members. In addition, the Committee is responsible for annually reviewing the composition of the Board against a matrix of skills and characteristics focused on the governance and business needs and requirements of the Company, nominating and screening of Board member candidates, evaluating the performance of the Board and its members, and terminating memberships of Board members in accordance with corporate policy for cause or other appropriate reasons.

        Effective February 7, 2003, the Company has also adopted a Code of Ethics and Business Conduct, and, in addition, a Code of Ethics for Financial Executives. The Code of Ethics and Business Conduct sets forth the Company's general principles with detailed explanations and responsibilities associated therewith.

        The Company has reviewed internally and with the Board the provisions of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley Act"), the rules, proposed and adopted, of the U.S. Securities & Exchange Commission and the proposed new listing standards of the NASDAQ Stock Market regarding corporate governance policies and processes. In response to the adopted rules and in anticipation of the adoption of the proposed rules, the Board has amended the charters of the Compensation and Audit Committees and established the Governance and Nominating Committee. The Company and the Board and its committees will further amend, to the extent necessary, its standards and charters once final rules have been adopted and as the rules continue to be amended. Copies of the latest charters and Codes of Ethics of the Board and its committees are available by writing to the Company at August Technology Corporation, 4900 West 78th Street, Bloomington, MN 55435, Attention: Investor Relations.

Members of the Governance and Nominating Committee James A. Bernards Roger E. Gower Linda Whitman Michael W. Wright

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth information with respect to compensation paid in each of the last three years ended December 31, 2002 for services provided by the Company's Chief Executive Officer and the next four most highly compensated Executive Officers based on total annual salary and bonus paid or accrued during 2002.

		Annual Compensation		Long-Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Securities Underlying Options (#)		All Other Compensation ($)(4)
Jeff L. O'Dell Chief Executive Officer; Chairman of the Board	2002 2001 2000	203,000 182,000 185,000	— 35,000 134,943	10,000 7,250 —		4,136 4,625 2,618
David M. Brooks Vice President, Global Sales and Field Operations	2002 2001 2000	168,000 133,000 149,000	10,000 17,500 31,357	56,500 37,500 52,271	(2) (3)	4,165 3,961 1,563
Scott A. Gabbard Acting Chief Financial Officer and Vice President, Finance	2002 2001 2000	125,000 102,000 80,000	20,000 5,000 13,200	77,461 12,500 23,561	(2)	4,199 3,446 490
David L. Klenk President and Chief Operating Officer	2002 2001 2000	140,000 128,000 92,000	— 25,000 29,738	15,000 22,750 16,896	(2)	4,729 4,405 2,253
John M. Vasuta Vice President of Intellectual Property and General Counsel; Secretary	2002 2001 2000	140,000 128,000 80,000	— 25,000 20,903	65,008 25,000 79,847	(2)	4,729 4,472 —

(1)
Amounts represent cash bonuses earned for the indicated years.

(2)
Includes options granted to David M. Brooks, Scott A. Gabbard, David L. Klenk and John M. Vasuta in 2002 for their performance in 2001.

(3)
Includes options granted to Mr. Brooks for the Company's achievement of certain revenue levels for each quarter in 2000.

(4)
The amounts only include Company contributions under the Company's 401(k) plan.

Option Grants in 2002

        The following table sets forth for each of the Executive Officers named in the Summary Compensation Table the stock options granted during 2002.

Individual Grants
	Number of Securities Underlying Options Granted (#)		% of Total Options Granted to Employees in 2002			Potential Realized Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(9)
Name				Exercise Price/Share ($)(7)(8)	Expiration Date
						5% ($)	10% ($)
Jeff L. O'Dell	10,000	(1)	1.5	4.70	7/18/2009	19,134	44,590
David M. Brooks	10,000 7,500 10,000 5,000 10,000 24,000	(2) (3) (1) (1) (2) (4)	1.5 1.1 1.5 0.8 1.5 3.7	9.63 14.24 4.70 4.75 4.56 4.30	1/22/2009 4/05/2009 7/18/2009 10/25/2009 12/18/2009 12/19/2009	39,204 43,478 19,134 9,669 18,564 42,013	91,361 101,323 44,590 22,532 43,261 97,908
Scott A. Gabbard	2,500 15,000 5,000 5,000 10,000 42,461	(2) (1)(5) (1) (1) (2) (6)	0.4 2.3 0.8 0.8 1.5 6.5	9.63 9.23 4.70 4.75 4.56 4.30	1/22/2009 7/01/2009 7/18/2009 10/25/2009 12/18/2009 12/19/2009	9,801 56,363 9,567 9,669 18,564 74,329	22,840 131,350 22,295 22,532 43,261 173,219
David L. Klenk	10,000 10,000 5,000	(2) (1) (2)	1.5 1.5 0.8	9.63 4.70 4.56	1/22/2009 7/18/2009 12/18/2009	39,204 19,134 9,282	91,361 44,590 21,631
John M. Vasuta	10,000 10,000 5,000 50,008	(2) (1) (2) (6)	1.5 1.5 0.8 7.6	9.63 4.70 4.56 4.30	1/22/2009 7/18/2009 12/18/2009 12/19/2009	39,204 19,134 9,282 87,541	91,361 44,590 21,631 204,007

(1)
The stock options have a seven-year term and vest at a rate of 20% per year commencing on the option grant date.

(2)
The stock options have a seven-year term and vest 100% on the option grant date.

(3)
The stock options have a seven-year term and vest at a rate of 20% per year commencing on the first anniversary of the option grant date.

(4)
The stock options have a seven-year term and vest at a rate of 25% per year commencing on the option grant date.

(5)
The stock option grants consist of incentive stock option (ISO) and non-qualified stock option (NQSO) grants. The vesting, exercise price and terms of the ISO and NQSO grants are identical.

(6)
The stock options have a seven-year term and vest 50% on the option grant date and at a rate of 25% per year commencing on the first anniversary of the option grant date.

(7)
The stock options were granted at an exercise price equal to the fair market value of the Company's Common Stock, as determined by the closing price reported on the NASDAQ Stock Market on the date of grant.

(8)
The stock option exercise price may be paid in shares of Common Stock previously owned by the Executive Officer or in cash, unless the Board or one of its committees, in its sole discretion, rejects the optionee's election to pay in stock.

(9)
The hypothetical potential appreciation shown in these columns reflects the required calculations at annual rates of 5% and 10% set by the Securities and Exchange Commission and therefore is not intended to represent either historical appreciation or anticipated future appreciation of the Company's Common Stock price.

Aggregated Option Exercises in 2002 and Year-End Option Values

        The following table provides information related to options exercised by the named Executive Officers during 2002 and the number and value of options held on December 31, 2002. The Company does not have any outstanding stock appreciation rights.

			Number of Unexercised Options at December 31, 2002 (#)		Value of Unexercised In-the-Money Options at December 31, 2002 ($)(1)
Name	Shares Acquired on Exercise (#)	Value Realized ($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Jeff L. O'Dell	—	—	7,500	12,000	10,868	2,880
David M. Brooks	29,771	133,610	47,000	118,250	54,975	106,570
Scott A. Gabbard	2,600	19,391	47,892	61,530	21,806	18,815
David L. Klenk	50,000	767,500	160,896	46,000	520,720	67,440
John M. Vasuta	—	—	87,484	88,004	22,223	21,883

(1)
Market value of underlying securities at exercise date or year-end, as the case may be, minus the exercise price.

Employment Agreements and Severance Arrangements

        The Company has entered into executive employment agreements with all of its Executive Officers including each of the following: Jeff L. O'Dell, David M. Brooks, David L. Klenk and John M. Vasuta effective March 1, 2002, and Scott A. Gabbard effective May 9, 2002, (each referred to as a Key Executive below). These agreements supersede all prior agreements. Pursuant to these agreements, each Key Executive has a set annual base salary that may be adjusted by the Chief Executive Officer or Board of Directors, which base salary is currently $222,500 for Mr. O'Dell, $180,000 for Mr. Brooks, $182,500 for Mr. Klenk, $145,000 for Mr. Vasuta and $135,000 for Mr. Gabbard. The agreements set forth that the employment of each Key Executive may be terminated by mutual written agreement, by either party with thirty days written notice, by the Company for cause as defined therein, or by death of the Key Executive. In the event the Company terminates the Key Executive's employment without cause, mutual agreement or death, the Key Executive is entitled to severance equal to a standard severance period, except where change in control provisions are met whereby the severance is equal to a change in control severance period. All of the agreements are identical in nature except for the specific terms set forth in the exhibit to the respective employment agreements defining employee title, manager, base salary, severance period, change in control severance, and other special provisions. The standard severance period is twelve months of base salary, and the change in control severance is eighteen months of base salary.

Stock Performance Chart

        The following graph compares the quarterly percentage change in the cumulative total shareholder return for the Company's Common Stock during the fiscal year ended December 31, 2002 with the cumulative total return on the NASDAQ U.S. Index, the Philadelphia SOX Index and the JP Morgan H&Q Semiconductor Index. The comparison assumes $100 was invested on June 14, 2000 (the date that the Company's stock began to be publicly traded) in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends. As of March 2002, the JP Morgan H&Q Semiconductor Index was no longer published and the Company selected a new index, the Philadelphia SOX Index. As a result, as required by applicable Securities and Exchange Commission rules, the Company has included the JP Morgan H&Q Semiconductor Index, through December 31, 2001, in a transitional graph depicted below. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

COMPARISON OF 30 MONTH CUMULATIVE TOTAL RETURN*
AMONG AUGUST TECHNOLOGY CORPORATION,
THE NASDAQ STOCK MARKET (U.S.) INDEX,
THE PHILADELPHIA SOX INDEX
AND THE JP MORGAN H & Q SEMICONDUCTOR INDEX

  *$100 INVESTED ON 6/14/00 IN STOCK OR INDEX—INCLUDING REINVESTMENT OF DIVIDENDS.
  FISCAL YEAR ENDING DECEMBER 31.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

        Based solely on its review of the copies of forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during 2002, all Executive Officers, directors and greater than ten-percent beneficial owners complied with applicable filing requirements pursuant to Section 16(a) of the Securities Exchange Act of 1934, except that the initial report on Form 3 filed for Wayne E. Holtmeier, an Executive Officer of the Company, omitted a stock option, which option was included on an amended Form 3, and reports on Form 4 were inadvertently not timely filed by the Company under the new 48 hour filing rules to report a stock option grant for each of David M. Brooks, Scott A. Gabbard, David L. Klenk, John M. Vasuta, Albert A. Eliasen, Wayne J. Hubin and Wayne E. Holtmeier, Executive Officers of the Company.

APPROVAL OF AMENDMENT TO THE COMPANY'S 1997 STOCK OPTION PLAN
(Proposal #3)

Amendment

        On March 17, 2003, the Board amended the 1997 Stock Option Plan (the "1997 Option Plan") to increase the shares reserved under the 1997 Option Plan from 2,650,000 to 3,050,000 shares (the "Amendment"). As of February 28, 2003, the Company had outstanding incentive and nonqualified options for the purchase of an aggregate of 1,817,712 shares of the Company's Common Stock with an average exercise price of $7.25 per share. Options to purchase 616,754 shares under the 1997 Option Plan have been exercised as of February 28, 2003. The increase in the number of shares is necessary to provide sufficient shares for future option grants. The Board believes that granting stock options to employees and directors is an effective means to promote the future growth and development of the Company. Such options, among other things, increase employees' and directors' proprietary interest in the Company's success and enables the Company to attract and retain qualified personnel. The Board therefore recommends that all shareholders vote in favor of the Amendment.

Summary of 1997 Stock Option Plan

        A general description of the basic features of the 1997 Option Plan is presented below, but such description is qualified in its entirety by reference to the full text of the 1997 Option Plan, a copy of which may be obtained without charge upon written request to Scott A. Gabbard, the Company's acting Chief Financial Officer.

        Purpose.    The purpose of the 1997 Option Plan is to advance the interests of the Company and its shareholders by enabling the Company to attract and retain competent employees and directors, by providing an incentive to such individuals through equity participation in the Company and by rewarding such individuals who contribute to the Company's achievement of its long-term economic objectives.

        Term.    Stock options may be granted pursuant to the 1997 Option Plan until July 30, 2007, which is ten (10) years from the date the 1997 Option Plan was originally adopted by the Board of Directors.

        Administration.    The 1997 Option Plan is currently administered by the Board of Directors. The Board grants the options, setting the terms of such options; provided, however, that the Board has granted authority to two Board elected officers, who, acting together, may grant options for the purchase of up to 3,500 shares to certain new employees, not including any Executive Officers. The 1997 Option Plan permits the Board to appoint a committee to administer the 1997 Option Plan, all of the members of which must be "non-employee directors" under Rule 16b-3 of the Act, and the Board may appoint a committee in the future. The Board has granted the Compensation Committee the authority to grant options to employees who are not Executive Officers. The 1997 Option Plan gives broad powers to the committee to administer and interpret the 1997 Option Plan, including the authority to select the individuals to be granted options and to prescribe the particular form and conditions of each option granted.

        Eligibility.    All employees of the Company or any subsidiary are eligible to receive incentive stock options pursuant to the 1997 Option Plan. All employees, Executive Officers and directors of and consultants and advisors to the Company or any subsidiary are eligible to receive nonqualified stock options. As of February 28, 2003, the Company had approximately 162 employees, of whom eight are Executive Officers, and four directors who are not employees.

        Options.    When an option is granted under the 1997 Option Plan, the Board, at its discretion, specifies the option price and the number of shares of Common Stock which may be purchased upon exercise of the option. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the Company's Common Stock, as that term is defined in the 1997 Option Plan. The exercise price of a nonqualified stock option may not be less than 85% of the fair market value on the date of grant. The period during which an option may be exercised and whether the option will be exercisable immediately, in stages, or otherwise is set by the Board. An incentive stock option may not be exercisable more than ten years from the date of grant, and a nonqualified stock option may not be exercisable more than ten years and one month from the date of grant. Optionees may pay for shares upon exercise of options with cash, certified check or Common Stock of the Company valued at the stock's then "fair market value" as defined in the 1997 Option Plan. Each option granted under the 1997 Option Plan is nontransferable during the lifetime of the optionee.

        Generally, under the form of incentive option agreement which is currently being used for options granted under the 1997 Option Plan, if the optionee's affiliation with the Company terminates before expiration of the option for reasons other than death or disability, the optionee has a right to exercise the option for 90 days after termination of such affiliation or until the option's original expiration date, whichever is earlier. The current form of nonqualified option agreement used for options granted to the directors provides that, if the optionee's directorship with the Company terminates before expiration of the option, the optionee has a right to exercise the option for one year after termination of directorship or until the option's original expiration date, whichever is earlier. If the termination is because of death or disability, the option typically is exercisable until its original stated expiration or until the 12-month anniversary of the optionee's death or disability, whichever is earlier. Some of the previous option agreements with employees and directors terminate immediately or in 30 days after termination of optionee's affiliation with the Company. The Board may impose additional or alternative conditions and restrictions on the incentive or nonqualified stock options granted under the 1997 Option Plan; however, each incentive option must contain such limitations and restrictions upon its exercise as are necessary to ensure that the option will be an incentive stock option as defined under the Internal Revenue Code.

        Change of Control.    In the event (i) the Company merges or consolidates with any other corporation and is not the surviving corporation after such merger or consolidation; (ii) the Company transfers all or substantially all of its business and assets to any other person; or (iii) more than 50% of the Company's outstanding voting shares are purchased by any other person, the Board may, in its sole discretion, provide for the acceleration of the right to exercise the options prior to the anticipated effective date of any of such transactions or take any other action as it may deem appropriate to further the purposes of the 1997 Option Plan or protect the interests of the Optionees.

        Amendment.    The Board of Directors may from time to time suspend or discontinue the 1997 Option Plan or revise or amend it in any respect; provided, however, that no such revision or amendment may impair the terms and conditions of any outstanding option to the material detriment of the optionee without the consent of the optionee, except as authorized in the event of a change of control of the Company. The 1997 Option Plan may not be amended in any manner that will cause incentive stock options to fail to meet the requirements of Code Section 422, and may not be amended, without the approval of the shareholders, in any manner that will: (i) increase the number of shares subject to the 1997 Option Plan except as provided in the case of stock splits, consolidations, stock dividends or similar events; (ii) change the designation of the class of employees eligible to receive options; or (iii) materially increase the benefits accruing to optionees under the 1997 Option Plan.

        The Board of Directors will equitably adjust the maximum number of shares of Common Stock reserved for issuance under the 1997 Option Plan, the number of shares covered by each outstanding option and the option price per share in the event of stock splits or consolidations, stock dividends or other transactions in which the Company receives no consideration. Generally, the Board of Directors may also provide for the protection of optionees in the event of a merger, liquidation or reorganization of the Company.

        Federal Income Tax Consequences of the Plan.    Under present law, an optionee will not realize any taxable income on the date a nonqualified stock option is granted to the optionee pursuant to the 1997 Option Plan. Upon exercise of the nonqualified stock option, however, the optionee will realize, in the year of exercise, ordinary income to the extent of the difference between the option price and the fair market value of the Company's Common Stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will be entitled to a tax deduction in its fiscal year in which nonqualified stock options are exercised, equal to the amount of compensation required to be included as ordinary income by those optionees exercising such options.

        Incentive stock options granted pursuant to the 1997 Option Plan are intended to qualify for favorable tax treatment to the optionee under Code Section 422. Under Code Section 422, an employee realizes no taxable income when the incentive stock option is granted. If the employee has been an employee of the Company or any subsidiary at all times from the date of grant until three months before the date of exercise, the employee will realize no taxable income when the option is exercised. If the employee does not dispose of shares acquired upon exercise for a period of two years from the granting of the incentive stock option and one year after receipt of the shares, the employee may sell the shares and report any gain as capital gain. The Company will not be entitled to a tax deduction in connection with either the grant or exercise of an incentive stock option. If the employee should dispose of the shares prior to the expiration of the two-year or one-year periods described above, the employee will be deemed to have received compensation taxable as ordinary income in the year of the early sale in an amount equal to the lesser of (i) the difference between the fair market value of the Company's Common Stock on the date of exercise and the option price of the shares, or (ii) the difference between the sale price of the shares and the option price of shares. In the event of such an early sale, the Company will be entitled to a tax deduction equal to the amount recognized by the employee as ordinary income. The foregoing discussion ignores the impact of the alternative minimum tax, which may particularly be applicable to the year in which an incentive stock option is exercised.

        Plan Benefits.    Because future grants of stock options are subject to the discretion of the Board, the future benefits under the 1997 Option Plan cannot be determined at this time. The table below shows the total number of shares underlying stock options that have been granted under the 1997 Option Plan as of February 28, 2003 to the named Executive Officers and the groups set forth.

Name and Position/Group	Shares of Common Stock Underlying Options Received(1)
Jeff L. O'Dell Chief Executive Officer and Chairman	19,500
David M. Brooks Vice President, Global Sales and Field Operations	228,771
Scott A. Gabbard Acting Chief Financial Officer and Vice President, Finance	113,522
David L. Klenk President and Chief Operating Officer	266,896
John M. Vasuta Vice President of Intellectual Property, General Counsel and Secretary	183,072
Current Executive Officers as a Group (8 persons)	971,955
Current Directors who are not Executive Officers as a Group (4 persons)	189,027
Current Employees who are not Executive Officers or Directors as a Group (154 persons)	972,214

(1)
Includes options granted which are currently outstanding or have been exercised.

        Vote Required.    The Board of Directors recommends that the shareholders approve the amendment to the 1997 Option Plan to increase the number of shares reserved for issuance under the 1997 Option Plan from 2,650,000 to 3,050,000. Under applicable Minnesota law, approval of the amendment to the 1997 Option Plan requires the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter, provided that such majority must be greater than 25% of the Company's outstanding shares.

RATIFICATION OF INDEPENDENT AUDITORS
(Proposal #4)

        The Audit Committee of the Board of Directors has appointed KPMG LLP as the Company's independent auditors to audit its consolidated financial statements for the 2003 fiscal year. KPMG LLP served as independent auditors for the Company for the year ended December 31, 2002 and has been selected to act as the Company's independent auditors for the current year ending December 31, 2003. Although the Company is not required to seek shareholder approval of this appointment, the Board of Directors believes it to be sound and prudent corporate governance to do so. If the appointment is not ratified, the Audit Committee will investigate the reasons for shareholder's rejections and will reconsider the appointment.

        Representatives of KPMG LLP are expected to be present at the Annual Meeting and will be given an opportunity to make a statement regarding financial and accounting matters of the Company, if they so desire, and will be available to respond to appropriate questions from the Company's shareholders.

        In 2002, KPMG LLP performed audit and other services as defined below.

Audit Fees

        The aggregate fees billed and to be billed by KPMG LLP for professional services rendered for the audit of annual financial statements for 2002 and for review of the financial statements included in the Forms 10-Q for such year were $110,000.

Financial Information Systems Design and Implementation Fees

        KPMG LLP did not provide services to the Company for financial information systems design and implementation in 2002.

All Other Fees

        The aggregate fees billed and to be billed by KPMG LLP for all other non-audit services for 2002 was $48,070 and included $16,120 for tax compliance and advisory services, $12,150 for due diligence services and $19,800 for other services.

        The Company's Audit Committee has considered whether provision of the above non-audit services is compatible with maintaining KPMG's independence and has determined that such services are compatible with maintaining KPMG's independence.

        Vote.    The Board of Directors recommends that the shareholders ratify the selection of KPMG LLP as the Company's independent auditors for 2003. Under applicable Minnesota law, approval of the ratification requires the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter, provided that such majority must be greater than 25% of the Company's outstanding shares.

OTHER BUSINESS

        Management knows of no other matters to be presented at the 2003 Annual Meeting. If any other matter properly comes before the Annual Meeting, the appointees named in the Proxies will vote the Proxies in accordance with their best judgment.

SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

        Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 2004 annual meeting must be received by the Company by November 26, 2003 to be included in the Company's proxy statement and related proxy for the 2004 annual meeting. In addition, the Company's Bylaws provide that a shareholder who desires to nominate a person for election to the Board of Directors at the 2004 annual meeting must give written notice to the Company on or before November 26, 2003. Any such nomination must provide the information required by the Company's Bylaws and comply with any applicable laws and regulations.

        If a shareholder proposal intended to be presented at the 2004 annual meeting but not included in the proxy materials is received by the Company after February 18, 2004, then management named in the Company's proxy for the 2004 annual meeting will have discretionary authority to vote shares represented by such proxies on the shareholder proposal, if presented at the meeting.

        All submissions should be made to the Corporate Secretary at the Company's principal offices at 4900 West 78th Street, Bloomington, Minnesota 55435.

FORM 10-K

        THE COMPANY WILL PROVIDE AT NO CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K, WITHOUT EXHIBITS, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, TO ANY BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE AT THE

2003 ANNUAL MEETING. PLEASE ADDRESS YOUR REQUEST TO THE ATTENTION OF SCOTT A. GABBARD, ACTING CHIEF FINANCIAL OFFICER, AUGUST TECHNOLOGY CORPORATION, 4900 WEST 78TH STREET, BLOOMINGTON, MINNESOTA 55435. YOUR REQUEST MUST CONTAIN A REPRESENTATION THAT AS OF MARCH 6, 2003, YOU WERE A BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS. SHAREHOLDERS MAY ALSO ACCESS THE FORM 10-K, INCLUDING EXHIBITS, ON THE SEC WEBSITE AT WWW.SEC.GOV.

BY ORDER OF THE BOARD OF DIRECTORS
Jeff L. O'Dell Chairman and Chief Executive Officer
Dated: March 21, 2003 Bloomington, Minnesota

Appendix I

Audit Committee Charter of August Technology Corporation

I.    Committee Purpose

        The Board of Directors ("Board") is the ultimate corporate governance body of August Technology Corporation ("Company"). As such, the Board is charged with overseeing all material aspects of the Company's operations. To assist the Board in performing its oversight role, and to help the Board meet its fiduciary duties to the shareholders of the Company, the Board has created an audit committee ("Committee").

The Committee's primary duties and responsibilities include:

  •
  Monitoring the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

  •
  Monitoring the independence and performance of the Company's external auditors.

  •
  Providing an avenue of communication among the external auditors, management, and the Board of Directors.

  •
  The Committee shall select, or nominate for selection by the Board and/or shareholders, the Company's external auditors.

II.    Committee Membership

        The Committee shall consist of at least three independent directors. "Independent director" means a person other than an individual having a relationship which, in the opinion of Company's Board, would interfere with the exercise of independent, disinterested judgment in carrying out the responsibilities of a Committee member. Though not all-inclusive, the following categories of people shall not be considered independent for audit committee purposes:

  (1)
  a director who is or was employed by the Company or any of its affiliates for the current or any of the past three years;

  (2)
  a director who is an immediate family member(1) of any management-level employee of the Company;

(1)
As used in this charter, the phrase "immediate family member" includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in the director's home.

(3)
a director who accepts any consulting, advisory, or other compensatory fee from the Company, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee;

(4)
an affiliated person of the Company or a subsidiary of the Company;

(5)
a director who is a partner, controlling shareholder, or an executive officer of any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the securities of the Company or organization) that exceed 5% of the Company's or organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; and

(6)
a director who is employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

        Committee members shall have at the time of their appointment to the Committee: (1) knowledge of the primary industries in which the Company operates; (2) the ability to read and understand fundamental financial statements, including the Company's balance sheet, income statement, statement of cashflow, and key performance indicators; and (3) the ability to understand key business and financial risks and related controls and control processes. At least one member of the Committee, preferably the chairperson, shall be an "audit committee financial expert." In order to be an "audit committee financial expert," a person must, at a minimum, have the following attributes:

  •
  an understanding of GAAP and financial statements;

  •
  the ability to assess the application of such principles in connection with the accounting for estimates, accruals and reserves;

  •
  experience in preparing or auditing financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company's financial statements, or experience actively supervising one or more persons engaged in such activities;

  •
  an understanding of internal controls and procedures for financial reporting; and

  •
  an understanding of audit committee functions.

        The "audit committee financial expert" shall have acquired the attributes listed above through (i) education and experience as a public accountant or as a financial officer, (ii) experience actively supervising a public accountant or financial officer, (iii) experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, or (iv) other relevant experience.

III.    Committee Structure

        The Committee members shall be appointed by the Board, in accordance with the preceding independence requirements. Each appointment shall be for an indefinite term, but the Board may remove Committee members at any time by Board action. If a Committee member is removed or resigns from the Committee, he or she shall serve until a successor is appointed.

IV.    Committee Meetings/Minutes

        The Committee shall meet at least four times annually (ideally, once within 45 days from the end of each fiscal quarter). Additional meetings shall be scheduled as considered necessary by the Committee chairperson. Minutes of all meetings shall be recorded and maintained by the Committee.

V.    Reporting to the Board

        The Committee shall formally report (whether as required pursuant to specific requirements herein or otherwise) to the Board at least semi-annually. In addition, summaries of Committee minutes for all Committee meetings held between each Board meeting, separately identifying all unusually significant items, shall be made available to the Board prior to the Board meeting to be held subsequent to such Committee meetings.

VI.    Committee Quorum

        A majority of the appointed Committee members shall constitute a quorum and shall be able to conduct the Committee's business.

VII.    Committee Duties and Responsibilities

        In accordance with the Committee's purpose, it shall have the following duties and responsibilities:

  Audit & Review Function

  •
  The Committee shall, prior to approval by the Board, pre-approve all audit services and non-audit services to be performed by the Company's external auditors. The Committee may delegate authority to pre-approve such services to one member of the Committee provided that

2

    such member shall be obligated to report any action taken pursuant to such delegation at the next meeting of the Committee at which time the Committee shall consider whether to ratify such action. Neither the Committee nor the Board shall approve, and the Company's external auditors shall not provide to the Company, the following non-audit services if such services are to be provided contemporaneously with an audit of the Company: bookkeeping services; financial IS design and implementation services; appraisal or valuation services; fairness opinions; contribution-in-kind reports; actuarial services; internal audit outsourcing services; management functions or HR; broker/dealer, investment adviser or investment banking services; and legal services and expert services unrelated to the audit.

  •
  The Committee shall also approve all significant services performed by any public accounting firm other than the firm acting as the Company's external auditor.

  •
  The Committee shall be directly responsible for appointing, compensating and overseeing the Company's external auditors, and the Company's external auditors shall report directly to the Committee.

  •
  The Committee shall annually ensure receipt of a formal written statement from the external auditors consistent with Independence Standards Board Standard 1. Additionally, the Committee shall discuss with the external auditor any relationships or services that may affect the external auditor's objectivity or independence. If the Committee is not satisfied with the external auditor's assurances of independence, it shall take or recommend to the Board appropriate action to ensure the independence of the external auditor.

  •
  The Committee shall make clear to management and the external auditors that the external auditors must consider the Committee to be its client and not management. Towards this end, the Committee shall meet at least annually with the external auditors, without management or others present, in order to assess the performance and ethical disposition (i.e., the "tone-at-the-top") of the financial and accounting management and the effectiveness and independence of the internal auditors.

  •
  The Committee shall review the external auditor's audit plan and engagement letter, discussing scope, staffing, location and general audit approach.

  •
  The Committee shall inquire as to, and be satisfied with, the extent to which the planned audit scope can be relied upon to detect fraud or weaknesses in internal controls.

  Risk Management Function

  •
  The Committee shall inquire of management and external auditors about the adequacy of the Company's internal control procedures as a complete system, as well as the discovery of any individually material gaps and/or failures in the Company's internal control procedures.

  •
  The Committee shall meet periodically with those members of management responsible for Company risk assessment and risk management to understand and evaluate the Company's risk assessment and risk management efforts.

  •
  The Committee shall instruct the external auditors, Chief Executive Officer, and Chief Financial Officer that the Committee expects to be advised if there are areas of Company operation that, consistent with the Committee's purpose, require its special attention.

  Financial Reporting Function

  •
  The Committee shall obtain from management explanations for all significant budget-to-actual variances in the financial statements between relevant periods (e.g., year-to-year and

3

    quarter-to-quarter), as well as trends and significant changes in actual results between relevant periods.

  •
  The Committee shall inquire about the existence and substance of any significant accounting accruals, reserves, contingencies, and estimates made by management that have a material impact on the financial statements, the range of acceptable alternatives for all such items and of the external auditor's opinions regarding the quality (i.e., adequacy, including over-adequacy) of all such items.

  •
  The Committee shall inquire as to the external auditor's views about whether management's choices of accounting principles (and their application of those accounting principles) are conservative, moderate, or aggressive from the perspective of income, asset, and liability recognition; whether those principles and practices are common or are minority practices; and whether acceptable alternative accounting principles are available.

  •
  The Committee shall inquire as to any material changes in the selection and/or application of accounting principles from the prior period and of the effect of such changes in the Company's financial statements (e.g., on earnings per share).

  •
  The Committee shall inquire of management and the external auditors to ascertain whether there were any significant financial reporting issues that arose during the accounting period and if so how they were resolved.

  •
  The Committee shall review the letter of management representations given to the external auditors and inquire whether they encountered any difficulties in obtaining the letter or any specific representations therein.

  •
  The Committee shall discuss with management and the external auditors the substance of any significant issues raised by in-house and outside legal counsel concerning litigation, contingencies, claims, or assessments and understand how such matters are reflected in the Company's financial statements.

  •
  The Committee shall review with management the MD&A section of the annual report and inquire of the external auditors to ascertain whether the other sections of the annual report to stockholders are consistent with the information reflected in the financial statements.

  •
  The Committee shall discuss with management the evaluation of the Company's disclosure controls and procedures conducted by management within 90 days prior to the filing of each Quarterly Report on Form 10-Q and Annual Report on Form 10-K filed by the Company and management's conclusions about the effectiveness of the disclosure controls and procedures.

  •
  The Committee shall prepare an annual Audit Committee Report to be presented to the Board. The Audit Committee Report shall include, at a minimum, the following representations:

  (1)
  that the Committee has reviewed and discussed the audited financial statements with management;

  (2)
  that the Committee has discussed with the independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented;

  (3)
  that the Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence;

4

    (4)
    that, based on the review and discussions referred to in paragraphs (1) through (3) of this item, the Committee recommends (or declines to recommend) to the Board of Directors that the audited financial statements be included in the company's Annual Report on Form 10-K for the last fiscal year for filing with the Commission; and

    (5)
    that the individual Committee members, and the Committee in the aggregate, complies with the Committee Membership requirements set forth in this charter.

          The Audit Committee Report may include other information that the Committee deems appropriate. The Committee will prepare the Audit Committee Report with the understanding that its representations will be used by the Board and the Company to comply with Item 306 of Regulation S-K and Item 7(d)(3) of Schedule 14A as those regulations affect the Company.

  General

  •
  The Committee shall assess and report to the Board on its compliance with this charter on an annual basis.

  •
  The Committee shall recommend to the Board any necessary changes to this charter on an annual basis.

  •
  The Committee shall conduct an appropriate review of all related party transactions in order to ensure that such transactions are on terms that are not less favorable to the Company than those that could be obtained in arms-length transactions with independent third parties or are otherwise fair to and in the best interests of the Company. Documentation of each such review and the Committee's recommendation to the Board regarding whether the Board should approve or disapprove of the relevant related party transaction shall be maintained by the Committee.

  •
  The Committee shall establish and maintain procedures for efficiently responding to complaints received by the Company regarding accounting, internal accounting controls and auditing. At a minimum, these procedures shall allow employees to submit concerns regarding questionable accounting and auditing matters on a confidential, anonymous basis.

VIII.    Committee Authority

The Committee has authority to:

  •
  Conduct such studies, analyses, and evaluations necessary to perform the duties and fulfill the responsibilities assigned to it by the Board.

  •
  Have full and independent access to Company personnel, after first notifying the Chief Executive Officer or the Chief Financial Officer of the intention to interview personnel (excluding the director/manager of internal audit who may be consulted without notice).

  •
  Have full and independent access to Company financial and other information.

  •
  Engage independent advisors, including legal and financial advisors, at the expense of the Company.

IX.    Cooperation of Management

        All members of management of the Company shall cooperate with the Committee and render such assistance as the Committee shall request in carrying out its functions.

5

AUGUST TECHNOLOGY CORPORATION

1997 STOCK OPTION PLAN
(Restated to Include Amendments and Stock Adjustments Through March 17, 2003)

ARTICLE 1. ESTABLISHMENT AND PURPOSE

        1.1    ESTABLISHMENT. August Technology Corporation (the "Company") hereby establishes a plan providing for the grant of stock options to certain eligible employees, directors and consultants of the Company and its subsidiaries. This plan shall be known as the 1997 Stock Option Plan (the "Plan").

        1.2    PURPOSE. The purpose of the Plan is to advance the interests of the Company and its shareholders by enabling the Company to attract and retain persons of ability as employees, directors and consultants, by providing an incentive to such individuals through equity participation in the Company and by rewarding such individuals who contribute to the achievement by the Company of its long-term economic objectives.

ARTICLE 2. DEFINITIONS

        The following terms shall have the meanings set forth below, unless the context clearly otherwise requires:

        2.1  "BOARD" means the Board of Directors of the Company.

        2.2  "CHANGE IN CONTROL" means an event described in Article 11 below.

        2.3  "CODE" means the Internal Revenue Code of 1986, as amended.

        2.4  "COMMITTEE" means the entity administering the Plan, as provided in Article 3 below.

        2.5  "COMMON STOCK" means the common stock of the Company, par value $.01 per share, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4.3 below.

        2.6  "DISABILITY" means the occurrence of an event which constitutes permanent and total disability within the meaning of Section 22(e)(3) of the Code.

        2.7  "ELIGIBLE PERSONS" means individuals who are (a) salaried employees (including, without limitation, officers and directors who are also employees) of the Company or one of its Subsidiaries, (b) Non-Employee Directors, or (c) consultants to the Company.

        2.8  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

        2.9  "FAIR MARKET VALUE" means, with respect to the Common Stock, as of any date:

          (a)  if the Common Stock is listed or admitted to unlisted trading privileges on any national securities exchange or is not so listed or admitted but transactions in the Common Stock are reported on the NASDAQ National Market System, the mean between the reported high and low sale prices of the Common Stock on such exchange or by the NASDAQ National Market System as of such date (or, if no shares were traded on such day, as of the next preceding day on which there was such a trade); or

          (b)  if the Common Stock is not listed or admitted to unlisted trading privileges or reported on the NASDAQ National Market System, and bid and asked prices therefor in the over-the-counter market are reported by the NASDAQ System or the National Quotation

1

  Bureau, Inc. (or any comparable reporting service), the mean of the closing bid and asked prices as of such date, as reported by the NASDAQ System, or, if not reported thereon, as reported by the National Quotation Bureau, Inc. (or a comparable reporting service); or

          (c)  if the Common Stock is not listed or admitted to unlisted trading privileges, or reported on the NASDAQ National Market System, and bid and asked prices are not reported, the price that the Committee determines in good faith in the exercise of its reasonable discretion. The Committee's determination as to the current value of the Common Stock shall be final, conclusive and binding for all purposes and on all persons, including, without limitation, the Company, the shareholders of the Company, the Optionees and their respective successors-in-interest. No member of the Board or the Committee shall be liable for any determination regarding current value of the Common Stock that is made in good faith.

        2.10 "INCENTIVE STOCK OPTION" means a right to purchase Common Stock granted to an Optionee pursuant to Section 6.5 of the Plan that qualifies as an incentive stock option within the meaning of Section 422 of the Code.

        2.11 "NON-EMPLOYEE DIRECTOR" means any member of the Board who is not an employee of the Company or any Subsidiary.

        2.12 "NON-STATUTORY STOCK OPTION means a right to purchase Common Stock granted to an Optionee pursuant to Section 6.6 of the Plan that does not qualify as an Incentive Stock Option.

        2.13 "OPTION" means an Incentive Stock Option or a Non-Statutory Stock Option.

        2.14 "OPTIONEE" means an Eligible Person who receives one or more Incentive Stock Options or Non-Statutory Stock Options under the Plan.

        2.15 "PERSON" means any individual, corporation, partnership, group, association or other "person" (as such term is used in Section 14(d) of the Exchange Act), other than the Company, a wholly owned subsidiary of the Company or any employee benefit plan sponsored by the Company.

        2.16 "RETIREMENT" means the retirement of an Optionee pursuant to and in accordance with the regular retirement plan or practice of the Company or the Subsidiary employing the Optionee.

        2.17 "SECURITIES ACT" means the Securities Act of 1933, as amended.

        2.18 "SUBSIDIARY" means any corporation that is a subsidiary corporation of the Company (within the meaning of Section 424(f) of the Code).

        2.19 "TAX DATE" means a date defined in Section 6.5(c) of the Plan.

ARTICLE 3. PLAN ADMINISTRATION

        The Plan shall be administered by the Board or by a Committee of the Board consisting of two or more directors. In the event the Company's securities are registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, each of the members of the Committee shall be a "Non-Employee Director" within the meaning of Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934 as amended. Members of a Committee, if established, shall be appointed from time to time by the Board, shall serve at the pleasure of the Board and may resign at any time upon written notice to the Board. A majority of the members of the Committee shall constitute a quorum. The Committee shall act by majority approval of its members, shall keep minutes of its meetings and shall provide copies of such minutes to the Board. Action of the Committee may be taken without a meeting if unanimous written consent thereto is given. Copies of minutes of the Committee's meetings and of its actions by written consent shall be provided to the Board and kept with the corporate records of the Company. As used in this Plan, the term "Committee" will refer either to the Board or to such a Committee, if established. From

2

and after the date on which the Company first registers a class of its equity securities under Section 12 of the Exchange Act, no member of the Committee shall be eligible, or shall have been eligible at any time within the lesser of one year or the period since the Company first registered a class of its equity securities under Section 12 of the Exchange Act, to receive an Incentive Stock Option or a Non-Statutory Stock Option under the Plan.

        In accordance with the provisions of the Plan, the Committee shall select the Optionees from Eligible Persons; shall determine the number of shares of Common Stock to be subject to Options granted pursuant to the Plan, the time at which such Options are granted, the Option exercise price, Option period and the manner in which each such Option vests or becomes exercisable; and shall fix such other provisions of such Options as the Committee may deem necessary or desirable and as consistent with the terms of the Plan. The Committee shall determine the form or forms of the agreements with Optionees which shall evidence the particular terms, conditions, rights and duties of the Company and the Optionees under Options granted pursuant to the Plan. The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt and revise such rules and regulations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. With the consent of the Optionee affected thereby, the Committee may amend or modify the terms of any outstanding Incentive Stock Option or Non-Statutory Stock Option in any manner, provided that the amended or modified terms are permitted by the Plan as then in effect. Without limiting the generality of the foregoing sentence, the Committee may, with the consent of the Optionee affected thereby, modify the exercise price, number of shares or other terms and conditions of an Incentive Award, extend the term of an Incentive Award, accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Incentive Award, extend, renew or accept the surrender of any outstanding Incentive Stock Option or Non-Statutory Stock Option, to the extent not previously exercised, and the Committee may authorize the grant of new Options in substitution therefor to the extent not previously exercised.

        Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan shall be conclusive and binding for all purposes and on all persons, including, without limitation, the Company and its Subsidiaries, the shareholders of the Company, the Committee and each of the members thereof, the directors, officers and employees of the Company and its Subsidiaries, and the Optionees and their respective successors in interest.

ARTICLE 4. SHARES SUBJECT TO THE PLAN

        4.1  NUMBER. The maximum number of shares of Common Stock that shall be reserved for issuance under the Plan shall be 3,050,000, subject to adjustment upon changes in capitalization of the Company as provided in Section 4.3 below. The maximum number of shares authorized may be increased from time to time by approval of the Board and, if required pursuant to Rule 16b-3, Section 422A of the Code, or the rules of any securities exchange or the NASD, or the shareholders of the Company. Shares of Common Stock that may be issued upon exercise of Options shall be applied to reduce the maximum number of shares of Common Stock remaining available for use under the Plan.

        4.2  UNUSED STOCK. Any shares of Common Stock that are subject to an Option (or any portion thereof) that lapses, expires or for any reason is terminated unexercised shall automatically again become available for use under the Plan.

        4.3  CHANGE IN SHARES, ADJUSTMENTS, ETC. If the number of outstanding shares of Common Stock is increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, combination of shares, rights offering or any other change in the corporate structure

3

or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) shall make appropriate adjustment as to the number and kind of securities subject to and reserved under the Plan and, in order to prevent dilution or enlargement of the rights of Optionees, the number and kind of securities subject to outstanding Options. Any such adjustment in any outstanding Option shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Option but with an appropriate adjustment in the price for each share or other unit of any security covered by the Option. However, no change shall be made in the terms of any outstanding Incentive Stock Option as a result of any such change in the corporate structure or shares of the Company, without the consent of the Optionee affected thereby, that would disqualify that Incentive Stock Option from treatment under Section 422 of the Code or would be considered a modification, extension or renewal of an option under Section 424(h) of the Code.

ARTICLE 5. ELIGIBILITY

        Incentive Stock Options or Non-Statutory Stock Options shall be granted only to those Eligible Persons who, in the judgment of the Committee, are performing, or during the term of an Option, will perform, vital services in the management, operation and development of the Company or a Subsidiary, and significantly contribute or are expected to significantly contribute to the achievement of long-term corporate economic objectives. Optionees may be granted from time to time one or more Incentive Stock Options and/or Non-Statutory Stock Options under the Plan, provided that only employees of the Company or a Subsidiary may be granted Incentive Stock Options under the Plan, in any case as may be determined by the Committee in its sole discretion. The number, type, terms and conditions of Options granted to various Eligible Persons need not be uniform, consistent or in accordance with any plan, whether or not such Eligible Persons are similarly situated. The Committee may grant both an Incentive Stock Option and a Non-Statutory Stock Option to the same Optionee at the same time or at different times. Incentive Stock Options and Non-Statutory Stock Options, whether granted at the same or different times, shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event will the exercise of one Option affect the right to exercise any other Option or affect the number of shares of Common Stock for which any other Option may be exercised. Upon determination by the Committee that an Option is to be granted to an Optionee, written notice shall be given such person specifying such terms, conditions, rights and duties related thereto. Each Optionee shall enter into an agreement with the Company, in such form as the Committee shall determine and which is consistent with the provisions of the Plan, specifying the terms, conditions, rights and duties of Incentive Stock Options and Non-Statutory Stock Options granted under the Plan. Options shall be deemed to be granted as of the date specified in the grant resolution of the Committee, which date shall be the date of the related agreement with the Optionee.

ARTICLE 6. DURATION AND EXERCISE

        6.1  MANNER OF OPTION EXERCISE. An Option may be exercised by an Optionee in whole or in part from time to time, subject to the conditions contained herein and in the agreement evidencing such Option, by delivery, in person or through certified or registered mail, of written notice of exercise to the Company at its principal executive office (Attention: Secretary), and by paying in full the total Option exercise price for the shares of Common Stock purchased in accordance with Section 6.3. Such notice shall be in a form satisfactory to the Committee and shall specify the particular Option (or portion thereof) that is being exercised and the number of shares with respect to which the Option is being exercised. Subject to Section 9.1, the exercise of the Option shall be deemed effective upon receipt of such notice and payment. As soon as practicable after the effective exercise of the Option, the Company shall record on the stock transfer books of the Company the ownership of the shares purchased in the name of the Optionee, and the Company shall deliver to the Optionee one or more duly issued stock certificates evidencing such ownership.

4

        6.2  METHOD OF PAYMENT OF OPTION EXERCISE PRICE. At the time of the exercise of an Incentive Stock Option or a Non-Statutory Stock Option, the Optionee may determine whether the total purchase price of the shares to be purchased shall be paid solely in cash or by transfer from the Optionee to the Company of previously acquired shares of Common Stock, or by a combination thereof. In the event the Optionee elects to pay the purchase price in whole or in part with previously acquired shares of Common Stock, the value of such shares shall be equal to their Fair Market Value on the date of exercise. The Committee may reject an Optionee's election to pay all or part of the purchase price with previously acquired shares of Common Stock and require such purchase price to be paid entirely in cash if, in the sole discretion of the Committee, payment in previously acquired shares would cause the Company to be required to recognize a charge to earnings in connection therewith. For purposes of this Section 6.2, "previously acquired shares" shall include only those shares of Common Stock which the Optionee has owned for at least six (6) months prior to the exercise of the stock option, or for such other period of time as may be required by generally accepted accounting principles. In its sole discretion, the Committee may determine either at the time of grant or exercise of an Incentive Stock Option or a Non-Statutory Stock Option, to permit a Optionee to pay all or any portion of the purchase price by delivery of a promissory note in form and substance acceptable to the Committee.

        6.3  RIGHTS AS A SHAREHOLDER. The Optionee shall have no rights as a shareholder with respect to any shares of Common Stock covered by an Option until the Optionee shall have become the holder of record of such shares, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date the Optionee becomes the holder of record except as the Committee may determine pursuant to Section 4.3.

        6.4  INCENTIVE STOCK OPTIONS.

          (a)  INCENTIVE STOCK OPTION EXERCISE PRICE. The per share price to be paid by the Optionee at the time an Incentive Stock Option is exercised will be determined by the Committee, but shall not be less than (i) 100% of the Fair Market Value of one share of Common Stock on the date the Option is granted, or (ii) 110% of the Fair Market Value of one share of Common Stock on the date the Option is granted if, at that time the Option is granted, the Optionee owns, directly or indirectly (as determined pursuant to Section 424(d) of the Code), more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any parent corporation of the Company (within the meaning of Section 424(e) of the Code).

          (b)  AGGREGATE LIMITATION OF STOCK SUBJECT TO INCENTIVE STOCK OPTIONS. Notwithstanding any other provision of the Plan, the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of the shares of Common Stock with respect to which incentive stock options (within the meaning of Section 422 of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and any other incentive stock option plans of the Company, any Subsidiary or any parent corporation of the Company (within the meaning of Section 424(e) of the Code)) shall not exceed $100,000 (or such other amount as may be prescribed by the Code from time to time).

          (c)  DURATION OF INCENTIVE STOCK OPTIONS. The period during which an Incentive Stock Option may be exercised shall be fixed by the Committee at the time such Option is granted, but in no event shall such period exceed ten years from the date the Option is granted or, in the case of an Optionee that owns, directly or indirectly (as determined pursuant to Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any parent corporation of the Company (within the meaning of Section 424(e) of the Code), five years from the date the Incentive Stock Option is granted. An Incentive Stock Option shall become exercisable at such times and in such installments (which may

5

  be cumulative) as shall be determined by the Committee at the time the Option is granted. Upon the completion of its exercise period, an Incentive Stock Option, to the extent not then exercised, shall expire. Except as otherwise provided in Articles 7 or 11, all Incentive Stock Options granted to an Optionee hereunder shall terminate and may no longer be exercised if the Optionee ceases to be an employee of the Company and all Subsidiaries or if the Optionee is an employee of a Subsidiary and the Subsidiary ceases to be a Subsidiary of the Company (unless the Optionee continues as an employee of the Company or another Subsidiary).

          (d)  DISPOSITION OF COMMON STOCK ACQUIRED PURSUANT TO THE EXERCISE OF INCENTIVE STOCK OPTIONS. Prior to making a disposition (as defined in Section 424(c) of the Code) of any shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option granted under the Plan before the expiration of two years after the date on which the Option was granted or before the expiration of one year after the date on which such shares of Common Stock were transferred to the Optionee pursuant to exercise of the Option, the Optionee shall send written notice to the Company of the proposed date of such disposition, the number of shares to be disposed of, the amount of proceeds to be received from such disposition and any other information relating to such disposition that the Company may reasonably request. The right of an Optionee to make any such disposition shall be conditioned on the receipt by the Company of all amounts necessary to satisfy any federal, state or local withholding tax requirements attributable to such disposition. The Committee shall have the right, in its sole discretion, to endorse the certificates representing such shares with a legend restricting transfer and to cause a stop transfer order to be entered with the Company's transfer agent until such time as the Company receives the amounts necessary to satisfy such withholding requirements or until the later of the expiration of two years from the date the Option was granted or one year from the date on which such shares were transferred to the Optionee pursuant to the exercise of the Option.

          (e)  WITHHOLDING TAXES. The Company is entitled to withhold and deduct from future wages of the Optionee, or make other arrangements for the collection of, all legally required amounts necessary to satisfy any federal, state or local withholding tax requirements attributable to any action by the Optionee, including, without limitation, a disposition of shares of Common Stock described in Section 6.4(d) above, that causes the Incentive Stock Option to cease to qualify as an incentive stock option within the meaning of Section 422 of the Code.

        6.5  NON-STATUTORY STOCK OPTIONS.

          (a)  OPTION EXERCISE PRICE. The per share price to be paid by the Optionee at the time a Non-Statutory Stock Option is exercised will be determined by the Committee, but shall not be less than 85% of the Fair Market Value of one share of Common Stock on the date the Option is granted.

          (b)  DURATION OF NON-STATUTORY STOCK OPTIONS. The period during which a Non-Statutory Stock Option may be exercised shall be fixed by the Committee at the time such Option is granted, but in no event shall such period exceed 10 years and one month from the date the Option is granted. A Non-Statutory Stock Option shall become exercisable at such times and in such installments (which may be cumulative) as shall be determined by the Committee at the time the Option is granted. Upon the completion of its exercise period, a Non-Statutory Stock Option, to the extent not then exercised, shall expire. Except as otherwise provided in Articles 7 or 11, all Non-Statutory Stock Options granted hereunder to an Optionee who is an employee of the Company or any Subsidiaries shall terminate and may no longer be exercised if the Optionee ceases to be an employee of the Company or a Subsidiary or if the Optionee is an employee of a Subsidiary and the Subsidiary ceases to be a Subsidiary of the Company (unless the Optionee continues as an employee of the Company or another Subsidiary). A Non-Statutory Stock Option

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  granted hereunder to an Optionee who is not an employee of the Company or a Subsidiary will terminate as determined by the Committee at the time of grant.

          (c)  WITHHOLDING TAXES.

            (i)    The Company is entitled to (aa) withhold and deduct from future wages of the Optionee, or make other arrangements for the collection of, all legally required amounts necessary to satisfy any federal, state or local withholding tax requirements attributable to the Optionee's exercise of a Non-Statutory Stock Option or otherwise incurred with respect to the Option, or (bb) require the Optionee promptly to remit the amount of such withholding to the Company before acting on the Optionee's notice of exercise of the Option.

            (ii)  The Committee may, in its discretion and subject to such rules as the Committee may adopt, permit an Optionee to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with the exercise of a Non-Statutory Option either by electing to have the Company withhold from the shares of Common Stock to be issued upon exercise that number of shares of Common Stock, or by electing to deliver to the Company that number of already-owned shares of Common Stock, in either case having a Fair Market Value, on the date such tax is determined under the Code (the "Tax Date"), equal to the amount necessary to satisfy the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the option. In no event may the Company or any Affiliate withhold shares having a Fair Market Value in excess of such statutory minimum required tax withholding. An Optionee's election to have the Company withhold shares of Common Stock or to deliver already-owned shares of Common Stock is irrevocable, subject to the consent of the Committee, and subject to such rules as the Committee may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable. If shares of Common Stock are issued prior to the Tax Date to an Optionee making such an election, the Optionee shall agree in writing to surrender that number of shares on the Tax Date having an aggregate Fair Market Value equal to the minimum statutory withholding tax due.

ARTICLE 7. EFFECT OF TERMINATION OF EMPLOYMENT ON OPTIONS

        7.1  TERMINATION OF EMPLOYMENT OR OTHER SERVICE DUE TO DEATH, DISABILITY OR RETIREMENT. Except as otherwise provided in the agreement evidencing the option, in the event an Optionee's employment or other service is terminated with the Company and all Subsidiaries by reason of his death, Disability or Retirement, all outstanding Incentive Stock Options and Non-Statutory Stock Options then held by the Optionee shall become immediately exercisable in full and remain exercisable for a period of three months in the case of Retirement and one year in the case of death or Disability, provided, however, that an exercise may not occur after the expiration date thereof in any event. The Company shall undertake to use its best efforts to notify the Optionee or his heirs or representatives, as the case may be, of the last date by which Options may be exercised pursuant to this Section 7.1, at least thirty (30) days in the case of Retirement and at least sixty (60) days in the case of death or Disability, prior to such date.

        7.2  TERMINATION OF EMPLOYMENT OR OTHER SERVICE FOR REASONS OTHER THAN DEATH, DISABILITY OR RETIREMENT.

          (a)  Except as otherwise provided in Article 11 or in the agreement evidencing the option, in the event an Optionee's employment or other service is terminated with the Company and all Subsidiaries for any reason other than his death, Disability or Retirement, all rights of the Optionee under the Plan shall immediately terminate without notice of any kind and no Incentive

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  Stock Option or Non-Statutory Stock Option then held by the Optionee shall thereafter be exercisable.

          (b)  Notwithstanding the provisions of Subsection (a) above, upon an Optionee's termination of employment or other service with the Company and all Subsidiaries, the Committee may, in its sole discretion (which may be exercised before or following such termination), cause Incentive Stock Options and Non-Statutory Stock Options then held by such Optionee to become exercisable and to remain exercisable following such termination of employment or other service in the manner determined by the Committee; provided, however, that no Option shall be exercisable after the expiration date thereof in any event, and any Incentive Stock Option that remains unexercised more than three months following termination of employment shall thereafter be deemed to be a Non-Statutory Stock Option.

        7.3  DATE OF TERMINATION. For purposes of the Plan, an Optionee's employment or other service shall be deemed to have terminated on the date that the Optionee ceases to perform services for the Company or the last day of the pay period covered by the Optionee's final paycheck, as the case may be. Notwithstanding the foregoing, the employee Optionee shall not be deemed to have ceased to be an employee for purposes of the Plan until the later of the 91st day of any bona fide leave of absence approved by the Company or a Subsidiary for the Optionee (including, without limitation any layoff) or the expiration of the period of any bona fide leave of absence approved by the Company or a Subsidiary for the Optionee (including without limitation any layoff) during which the Optionee's right to reemployment is guaranteed either by statute or contract.

ARTICLE 8. RIGHTS OF EMPLOYEES; OPTIONEES

        8.1  EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment of any Eligible Person or Optionee at any time, nor confer upon any Eligible Person or Optionee any right to continue in the employ of the Company or any Subsidiary.

        8.2  NONTRANSFERABILITY. No right or interest of any Optionee in an Option granted pursuant to the Plan shall be assignable or transferable during the lifetime of the Optionee, either voluntarily or involuntarily, or subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event of an Optionee's death, an Optionee's rights and interest in any Options shall be transferable by testamentary will or the laws of descent and distribution, and payment of any amounts due under the Plan shall be made to, and exercise of any Options (to the extent permitted pursuant to Section 7.1) may be made by, the Optionee's legal representatives, heirs or legatees. If in the opinion of the Committee an Optionee holding any Option is disabled from caring for his or her affairs because of mental condition, physical condition or age, any payments due the Optionee may be made to, and any rights of the Optionee under the Plan shall be exercised by, such Optionee's guardian, conservator or other legal personal representative upon furnishing the Committee with evidence satisfactory to the Committee of such status.

        8.3  NON-EXCLUSIVITY OF THE PLAN. Nothing contained in the Plan is intended to amend, modify or rescind any previously approved compensation plans or programs entered into by the Company. The Plan will be construed to be an addition to any and all such other plans or programs. Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Company for approval will be construed as creating any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

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ARTICLE 9. SHARE ISSUANCE AND TRANSFER RESTRICTIONS

        9.1  SHARE ISSUANCES. Notwithstanding any other provision of the Plan or any agreements entered into pursuant hereto, the Company shall not be required to issue or deliver any certificate for shares of Common Stock under this Plan (and an Option shall not be considered to be exercised, notwithstanding the tender by the Optionee of any consideration therefor), unless and until each of the following conditions has been fulfilled:

          (a)  (i) there shall be in effect with respect to such shares a registration statement under the Securities Act and any applicable state securities laws if the Committee, in its sole discretion, shall have determined to file, cause to become effective and maintain the effectiveness of such registration statement; or (ii) if the Committee has determined not to so register the shares of Common Stock to be issued under the Plan, (A) exemptions from registration under the Securities Act and applicable state securities laws shall be available for such issuance (as determined by counsel to the Company) and (B) there shall have been received from the Optionee (or, in the event of death or disability, the Optionee's heir(s) or legal representative(s)) any representations or agreements requested by the Company in order to permit such issuance to be made pursuant to such exemptions; and

          (b)  there shall have been obtained any other consent, approval or permit from any state or federal governmental agency which the Committee shall, in its sole discretion upon the advice of counsel, deem necessary or advisable.

        9.2  SHARE TRANSFER. Shares of Common Stock issued pursuant to the exercise of Options granted under the Plan may not be sold, assigned, transferred, pledged, encumbered or otherwise disposed of (whether voluntarily or involuntarily) except pursuant to registration under the Securities Act and applicable state securities laws or pursuant to exemptions from such registrations. The Company may condition the sale, assignment, transfer, pledge, encumbrance or other disposition of such shares not issued pursuant to an effective and current registration statement under the Securities Act and all applicable state securities laws on the receipt from the party to whom the shares of Common Stock are to be so transferred of any representations or agreements requested by the Company in order to permit such transfer to be made pursuant to exemptions from registration under the Securities Act and applicable state securities laws.

        9.3  LEGENDS. Unless a registration statement under the Securities Act is in effect with respect to the issuance or transfer of shares of Common Stock issued under the Plan, each certificate representing any such shares shall be endorsed with a legend in substantially the following form, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

        THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT"), OR UNDER APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND SUCH STATE LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND SUCH STATE LAWS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

ARTICLE 10. PLAN AMENDMENT, MODIFICATION AND TERMINATION

        The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that Incentive Stock Options and Non-Statutory Stock Options under the Plan shall conform to any change in

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applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no such amendment, without approval of the shareholders of the Company, may (a) materially increase the benefits accruing to Optionees under the Plan, (b) increase the total number of shares of Common Stock as to which Options may be granted under the Plan, except as provided in Section 4.3 of the Plan, or (c) materially modify the requirements as to eligibility for participation in the Plan. No termination, suspension or amendment of the Plan shall alter or impair any outstanding Option without the consent of the Optionee affected thereby; provided, however, that this sentence shall not impair the right of the Committee to take whatever action it deems appropriate under Section 4.3.

ARTICLE 11. CHANGE IN CONTROL

        If, during the term of an Option, (i) the Company merges or consolidates with any other corporation and is not the surviving corporation after such merger or consolidation; (ii) the Company transfers all or substantially all of its business and assets to any other person; or (iii) more than 50% of the Company's outstanding voting shares are purchased by any other person, all outstanding stock options shall become immediately exercisable prior to the anticipated effective date of any of the foregoing transactions, whether or not such options had become exercisable prior to the transaction; provided, however, that if the Board of Directors, based upon the opinion of either the Company's independent outside legal counsel or independent certified public accountants, deems that such acceleration of the exercisability of such options would prohibit, negate or preclude the transaction under any applicable law or generally accepted accounting principles then the exercisability of such options shall not accelerate.

ARTICLE 12. EFFECTIVE DATE OF THE PLAN

        12.1 EFFECTIVE DATE. The Plan is effective as of July 31, 1997, the effective date it was adopted by the Board subject to the approval of the shareholders within 12 months. Options may be granted under the Plan prior to shareholder approval if made subject to shareholder approval.

        12.2 DURATION OF THE PLAN. The Plan shall terminate at midnight on July 30, 2007 and may be terminated prior thereto by Board action, and no Options shall be granted after such termination. Options outstanding upon termination of the Plan may continue to be exercised in accordance with their terms.

ARTICLE 13. MISCELLANEOUS

        13.1 GOVERNING LAW. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Minnesota without regard to the conflict of laws provisions of any jurisdictions. All parties agree to submit to the jurisdiction of the state and federal courts of Minnesota with respect to matters relating to the Plan and agree not to raise or assert the defense that such forum is not convenient for such party.

        13.2 GENDER AND NUMBER. Except when otherwise indicated by the context, reference to the masculine gender in the Plan shall include, when used, the feminine gender and any term used in the singular shall also include the plural.

        13.3 CONSTRUCTION. Wherever possible, each provision of this Plan shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Plan shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Plan.

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        13.4 SUCCESSORS AND ASSIGNS. This Plan shall be binding upon and inure to the benefit of the successors and permitted assigns of the Company, including, without limitation, whether by way of merger, consolidation, operation of law, assignment, purchase or other acquisition of substantially all of the assets or business of the Company, and any and all such successors and assigns shall absolutely and unconditionally assume all of the Company's obligations under the Plan.

        13.5 SURVIVAL OF PROVISIONS. The rights, remedies, agreements, obligations and covenants contained in or made pursuant to the Plan, any agreement evidencing an Incentive Award and any other notices or agreements in connection therewith, including, without limitation, any notice of exercise of an Option, shall survive the execution and delivery of such notices and agreements and the delivery and receipt of shares of Common Stock and shall remain in full force and effect.

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August Technology Corporation

ANNUAL MEETING OF SHAREHOLDERS

Wednesday, April 30, 2003
3:30 p.m.

August Technology Corporation
World Headquarters
4900 West 78th Street
Bloomington, Minnesota

August Technology Corporation 4900 West 78th Street, Bloomington, Minnesota 55435	proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on April 30, 2003.

The shares of stock you hold in your account will be voted as you specify below.

If no choice is specified, the proxy will be voted "FOR" Items 1, 2, 3 and 4.

By signing the proxy, you revoke all prior proxies and appoint Jeff L. O'Dell and Scott A. Gabbard and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

See reverse for voting instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to August Technology Corporation, c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873

- Please detach here -

The Board of Directors Recommends a Vote FOR Items 1, 2, 3 and 4.

1.	Set the number of directors at five (5).		☐	FOR	☐	AGAINST	☐	ABSTAIN
2.	Election of Class III directors:	01 James A. Bernards 02 Roger E. Gower	☐	Vote FOR all nominees		☐	Vote WITHHELD from all nominees
(except as withheld below)

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

3.	Approve amendment to the Company's 1997 Stock Option Plan to increase the shares reserved under the Plan from 2,650,000 to 3,050,000.		☐	FOR	☐	AGAINST	☐	ABSTAIN
4.	Ratify the appointment of KPMG LLP as independent auditors.		☐	FOR	☐	AGAINST	☐	ABSTAIN
5.	In their discretion, the proxies are authorized to vote upon such business as may properly come before the meeting.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.
Address Change? Mark Box ☐ Indicate changes below:				Dated: , 2003

Signature(s) in Box
Please sign exactly as your name(s) appear on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS to be held April 30, 2003
PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS to be held April 30, 2003
OUTSTANDING SHARES AND VOTING RIGHTS
PRINCIPAL SHAREHOLDERS AND MANAGEMENT SHAREHOLDINGS
Equity Compensation Plan Information
ELECTION OF DIRECTORS (Proposals #1 and #2)
EXECUTIVE COMPENSATION
COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
APPROVAL OF AMENDMENT TO THE COMPANY'S 1997 STOCK OPTION PLAN (Proposal #3)
RATIFICATION OF INDEPENDENT AUDITORS (Proposal #4)
OTHER BUSINESS
SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING
FORM 10-K
Appendix I Audit Committee Charter of August Technology Corporation
1997 STOCK OPTION PLAN (Restated to Include Amendments and Stock Adjustments Through March 17, 2003)
ARTICLE 1. ESTABLISHMENT AND PURPOSE
ARTICLE 2. DEFINITIONS
ARTICLE 3. PLAN ADMINISTRATION
ARTICLE 4. SHARES SUBJECT TO THE PLAN
ARTICLE 5. ELIGIBILITY
ARTICLE 6. DURATION AND EXERCISE
ARTICLE 7. EFFECT OF TERMINATION OF EMPLOYMENT ON OPTIONS
ARTICLE 8. RIGHTS OF EMPLOYEES; OPTIONEES
ARTICLE 9. SHARE ISSUANCE AND TRANSFER RESTRICTIONS
ARTICLE 10. PLAN AMENDMENT, MODIFICATION AND TERMINATION
ARTICLE 11. CHANGE IN CONTROL
ARTICLE 12. EFFECTIVE DATE OF THE PLAN
ARTICLE 13. MISCELLANEOUS